UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 17, 2016
DATE OF EARLIEST EVENT REPORTED: May 12, 2016

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Senior Debt Restructuring

On May 12, 2016 (the “Closing Date”), the Company entered into an Amended and Restated Note Purchase Agreement (the “Amended NPA”), with Senior Health Insurance Company of Pennsylvania (“SHIP”) (as successor-in-interest to BRe BCLIC Primary), BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, Heartland Bank, BHLN-Pedco Corp. (“BHLN”), BBLN-Pedco Corp. (“BBLN”), and RJ Credit LLC (“RJC” and together with BHLN and BBLN, the “Tranche A Investors”) (collectively, the “Lenders”), and BAM Administrative Services LLC (the “Agent”), as agent for the Lenders. The Amended APA amended and restated that certain Note Purchase Agreement, dated March 7, 2014 (as amended and modified to date, the “Original NPA”), by and among the Company, the Lenders (other than BHLN-Pedco Corp. and BBLN-Pedco Corp.) and the Agent, pursuant to which the Company issued Senior Secured Promissory Notes to each of the Lenders (collectively, the “Tranche B Notes”). RJC is also a party to that certain Note and Security Agreement, dated April 10, 2014, as amended on February 23, 2015, issued by the Company to RJC (the “RJC Junior Note”).

Pursuant to the Amended NPA, the Lenders and the Agent agreed to amend and restate the Original NPA to, among other things:

●
Create new “Tranche A Notes,” in substantially the same form and with similar terms as the Tranche B Notes, except as discussed below consisting of a term loan issuable in tranches with a maximum aggregate principal amount of $25,960,000, with borrowed funds accruing interest at 15% per annum, and maturing May 11, 2019 (the “Tranche A Maturity Date”) (the “Tranche A Notes,” and together with the Tranche B Notes, the “Senior Notes”);

●
Capitalize all accrued and unpaid interest under the Tranche B Notes as a term loan with a current aggregate outstanding principal balance of $39,064,530.36, maturing June 11, 2019 (July 11, 2019, with respect to the Tranche B Note issued to RJC) (the “New Tranche B Maturity Date”), compared to the original maturity dates of the notes sold under the Original NPA being March 7, 2017;

●
Remove the provisions of the notes issued in connection with the Original NPA (which were amended and restated in the form of the Tranche B Notes) which required us to make mandatory prepayments from our revenues, replacing them with a Net Revenue Sweep as described below; and

●
Provide that interest on the Tranche B Notes will continue to accrue at the rate of fifteen percent (15%) per annum, but through December 31, 2017 shall be deferred, due and payable on the New Tranche B Maturity Date, with all interest amounts deferred being added to principal on the first business day of the month following the month in which such deferred interest is accrued on the Tranche B Notes and added to principal, provided that following December 31, 2017, all interest accrues and is paid monthly in arrears in cash under the Tranche B Notes.

The Tranche A Notes are substantially similar to the Tranche B Notes, except that such notes are senior to the Tranche B Notes, accrue interest until maturity (compared to the Tranche B Notes which provide for interest to be paid monthly beginning on January 1, 2018), and have priority to the payment of Monthly Net Revenues as defined and discussed below.

On the Closing Date, the Tranche A Investors loaned the Company their pro rata share of an aggregate of $6,422,124 (the “Initial Tranche A Funding”). The Initial Tranche A Funding net proceeds are to be used by the Company to (i) fund up to $5.1 million due to a third party operator for drilling and completion expenses related to interests in eight (8) wells acquired by the Company in the Wattenberg Area of Weld County, Colorado as more fully-described by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2016, (ii) pay up to $750,000 of the Company’s past due payables, (iii) pay $444,681 of unpaid interest payments due to Heartland Bank under its Tranche B Note through February 29, 2016, and (iv) pay fees and expenses incurred in connection with the transactions contemplated by the Amended NPA and related documents.

Subject to the terms and conditions of the Amended NPA, the Company may request each Tranche A Investor, from time to time prior to the Tranche A Maturity Date, to advance to the Company additional amounts of funding (each such advance, a “Subsequent Tranche A Funding”; the Initial Tranche A Funding and the Subsequent Tranche A Fundings, collectively, the “Investor Tranche A Fundings” and each, individually, an “Investor Tranche A Funding”), provided that: (i) the Company may not request a Subsequent Tranche A Funding more than one time in any calendar month; (ii) Agent shall have received a written request from the Company at least fifteen (15) business days prior to the requested date of such advance (the “Advance Request”); (iii) no Event of Default (as defined in the Senior Notes) or event that with the passage of time or the giving of notice, or both, would become an Event of Default (a “Default”) shall have occurred and be continuing or would result therefrom; and (iv) the Company shall provide to Agent such documents, instruments, certificates and other writings as Agent shall reasonably require in its sole and absolute discretion. The advancement of all or any portion of the Subsequent Tranche A Funding is in the sole and absolute discretion of Agent and the Investors and no Investor is obligated to fund all or any part of the Subsequent Tranche A Funding. Each Subsequent Tranche A Funding shall be in a minimum amount of $500,000 and integral multiples of $100,000 in excess thereof. The aggregate amount of Subsequent Tranche A Fundings made by the Investors under the Amended NPA shall not exceed $18,577,876 and any Subsequent Tranche A Funding repaid may not be reborrowed.

In addition, subject to the terms and conditions of the Amended NPA, RJC has agreed to loan to the Company $240,000, within thirty (30) days of the Closing Date and with thirty (30) days of each of July 1, 2016, October 1, 2016 and January 1, 2017 (collectively, the “RJC Fundings” and each, individually, a “RJC Funding” and collectively with the Investor Tranche A Fundings, the “Fundings”), provided that no Event of Default or Default shall have occurred and be continuing or would result therefrom. The aggregate amount of the RJC Fundings made by RJC under the Amended NPA shall not exceed $960,000 and any Funding repaid may not be reborrowed. To guarantee RJC’s obligation in connection with the RJC Fundings as required under the Amended NPA, Golden Globe Energy (US), LLC (“GGE”), an affiliate of RJC, entered into a Share Pledge Agreement with the Company, dated May 12, 2016 (the “GGE Pledge Agreement”), pursuant to which GGE agreed to pledge an aggregate of 10,000 shares of Company Series A Convertible Preferred Stock held by GGE (convertible into 10,000,000 shares of Company common stock), which pledged shares are subject to automatic cancellation and forfeiture based on a schedule set forth in the GGE Share Pledge Agreement, in the event RJC fails to meet each of its RJC Funding obligations pursuant to the Amended NPA, subject to the terms and conditions of the GGE Pledge Agreement. GGE also currently holds approximately 9.9% of our issued and outstanding common stock, all of our issued and outstanding Series A Convertible Preferred Stock (which is convertible into 66.6 million shares of our common stock in aggregate, subject to certain restrictions and beneficial ownership limitations), and has the right to appoint two (2) designees to our Board of Directors, one of which must be an independent director as defined by applicable rules, and one of which directors, David Z. Steinberg, was appointed to the Board of Directors in July 2015, as GGE’s designee.

As additional consideration for the entry into the Amended NPA and transactions related thereto, the Company has granted to BHLN and BBLN, warrants exercisable for an aggregate of 5,962,800 shares of common stock of the Company (warrants exercisable for 2,981,400 shares of common stock each)(the “Investor Warrants”), which warrants have a three (3) year term, are transferrable, and are exercisable on a cashless basis at any time for cash at $0.29 per share, subject to receipt of additional listing approval of such underlying shares of common stock from the NYSE MKT. The Investor Warrants include a beneficial ownership limitation that prohibits the exercise of the Investor Warrants to the extent such exercise would result in the holder thereof, together with its affiliates, holding more than 9.9% of the Company’s outstanding voting stock (the “Blocker Provision”). Other than the Investor Warrants, no additional warrants exercisable for common stock of the Company are due, owing, or shall be granted to the Lenders pursuant to the Original NPA, as amended to date. In addition, warrants exercisable for an aggregate of 349,111 shares of the Company’s common stock at an exercise price of $1.50 per share and warrants exercisable for an aggregate of 1,201,004 shares of the Company’s common stock at an exercise price of $0.75 per share previously granted by the Company to certain of the Lenders on September 10, 2015 in connection with prior interest payment deferrals have been amended and restated to provide that all such warrants are exercisable on a cashless basis and to include a Blocker Provision (the “Amended and Restated Warrants”).

Pursuant to the terms of the Amended NPA, the Company also agreed to (A) provide to the Agent and the Investors a monthly projected general and administrative expense report (the “Projected G&A”) and a monthly comparison report of the Projected G&A provided for the preceding month, with an explanation of any variances, provided that in no event shall such variances exceed $150,000, and (B) pay to the Agent within two (2) business days following the end of each calendar month all of the Company’s oil and gas revenue received by the Company during such month (the “Net Revenue Sweep”), less (i) lease operating expenses, (ii) interest payments due to Investors under the Senior Notes, (iii) general and administrative expenses not to exceed $150,000 per month unless preapproved by the Agent (the “G&A Cap”), and (iv) preapproved extraordinary expenses (“Monthly Net Revenues”). Revenues paid to the Agent through the Net Revenue Sweep are applied first to the repayment of amounts due under the Tranche A Notes until such notes are paid in full and then to the repayment of amounts due under the Tranche B Notes.

The amount outstanding under the Senior Notes is secured by a first priority security interest in all of the Company’s and its subsidiaries’ assets, property, real property, intellectual property, securities and proceeds therefrom, granted in favor of the Agent for the benefit of the Lenders, pursuant to a Security Agreement and a Patent Security Agreement, each entered into as of March 7, 2014, as subsequently amended on May 12, 2016 through entry into a First Amendment to Security Agreement and First Amendment to Patent Security Agreement (the “First Amendment to Security Agreement” and “First Amendment to Patent Security Agreement,” respectively), and each as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2014. Additionally, the Agent, for the benefit of the Lenders, was granted a mortgage and security interest in all of the Company’s and its subsidiaries real property as located in the State of Colorado and the State of Texas pursuant to (i) a Leasehold Deed of Trust, Fixture Filing, Assignment of Rents and Leases, and Security Agreements, dated March 7, 2014, as amended May 12, 2016, filed in Weld County and Morgan County, Colorado; and (ii) a Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production to be filed in Matagorda County, Texas (collectively, the “Amended Mortgages”).

Additionally, the Company’s obligations under the Notes, Amended NPA and related agreements were guaranteed by the Company’s direct and indirect subsidiaries, Pacific Energy Development Corp., White Hawk Petroleum, LLC (“White Hawk”), Pacific Energy & Rare Earth Limited, Blackhawk Energy Limited, Pacific Energy Development MSL, LLC and Red Hawk Petroleum, LLC pursuant to a Guaranty Agreement, entered into on March 7, 2014, as subsequently amended on May 12, 2016 through entry into a First Amendment to Guaranty Agreement (the “First Amendment to Guaranty Agreement”), which original Guaranty Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2014.

Other than as described above, the terms of the Amended NPA (including the covenants and obligations thereunder) are substantially the same as the Original NPA, and the terms of the Tranche A Notes and Tranche B Notes (including the events of default, interest rates and conditions associated therewith) are substantially the same as the original notes sold pursuant to the terms of the Original NPA, each described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2014.

The foregoing descriptions of the Amended NPA, the Tranche A Notes, the Tranche B Notes, the GGE Pledge Agreement, the Investor Warrants, the Amended and Restated Warrants, the First Amendment to Security Agreement, the First Amendment to Patent Agreement, the Amended Mortgages, and the First Amendment to Guaranty Agreement do not purport to be complete and are qualified in their entirety by reference to the Amended NPA, the Tranche A Notes, the Tranche B Notes, the GGE Pledge Agreement, the form of Investor Warrant, the form Amended and Restated Warrant, the First Amendment to Security Agreement, the First Amendment to Patent Agreement, the Amended Mortgages, and the First Amendment to Guaranty Agreement, copies of which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8, Exhibit 10.9 and Exhibit 10.10, respectively,  to this Current Report on Form 8-K and incorporated herein by reference.

Junior Debt Restructuring

On May 12, 2016, the Company entered into an Amendment No. 2 to Note and Security Agreement with RJC (the “Second Amendment”), pursuant to which the Company and RJC agreed to amend the RJC Junior Note to (i) capitalize all accrued and unpaid interest under the RJC Junior Note as of the date of the parties entry into the Second Amendment, and add it to note principal, making the current outstanding principal amount of the RJC Junior Note $9,379,432, (ii) extend the “Termination Date” thereunder (i.e., the maturity date) from December 31, 2017 to July 11, 2019, (iii) provide that all future interest accruing under the RJC Junior Note is deferred, due and payable on the Termination Date, with all future interest amounts deferred being added to principal on the first business day of the month following the month in which such deferred interest is accrued, and (iv) subordinate the RJC Junior Note to the Senior Notes.

As additional consideration for RJC’s agreement to enter into the Second Amendment, the Company entered into a Call Option Agreement with GGE, an affiliate of RJC, dated May 12, 2016 (the “GGE Option Agreement”), pursuant to which the Company provided GGE an option to purchase 23,182,880 common shares of Caspian Energy Inc., a British Columbia corporation, held by the Company, upon payment of $100,000 by GGE to the Company, which option expires on the “Termination Date” of the RJC Junior Note, as amended, as described above, currently July 11, 2019. The Company originally issued an option to GGE in February 2015 to acquire the Company’s interest in these shares in connection with the Company’s acquisition of certain producing oil and gas assets from GGE, which option expired unexercised in February 2016, as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2015.

The foregoing descriptions of Second Amendment and GGE Option Agreement do not purport to be complete and are qualified in their entirety by reference to the Second Amendment and the GGE Option Agreement, copies of which are attached as Exhibit 10.11 and Exhibit 10.12, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the discussions under Item 1.01 above with respect to the Amended NPA, Tranche A Notes, Tranche B Notes, and Second Amendment to RJC Junior Note, which are incorporated in this Item 2.03 in their entirety, by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Issuance of Investor Warrants

See the discussions under Item 1.01 above with respect to the issuance of the Investor Warrants and Amended and Restated Warrants, which is incorporated in this Item 3.02 in its entirety, by reference.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of the Investor Warrants and Amended and Restated Warrants (to the extent the grant of such warrants constituted an offer and/or sale), described above in Item 1.01, due to the fact that the foregoing offer and sale did not involve a public offering, the recipients took the securities for investment and not resale, the Company has taken appropriate measures to restrict transfer, and the recipients (a) are “accredited investors,” and (b) have access to similar documentation and information as would be required in a Registration Statement under the Securities Act.

Issuance of Settlement Shares

On April 5, 2016, the Company issued 700,000 fully-vested shares of restricted Company common stock to the Company’s Houston office landlord (the “Landlord Shares”) as partial consideration for the termination of the Company’s Houston office lease, which had a remaining lease commitment of approximately $240,000 through the lease term expiring March 2020, and which obligation has now been satisfied in full.

On May 12, 2016 the Company issued 2,450,000 fully-vested shares of restricted Company common stock to a vendor of the Company (the “Vendor Shares,” and together with the Landlord Shares, the “Settlement Shares”) as partial consideration for the settlement of a dispute for services previously rendered by the vendor to the Company, for which the Company owed approximately $2.6 million, and which obligation has now been satisfied in full.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act, for the offer and sale of the Landlord Shares and Settlement Shares, due to the fact that the foregoing offers and sales did not involve a public offering, the recipients took the securities for investment and not resale, the Company has taken appropriate measures to restrict transfer, and the recipients (a) are “accredited investors,” and (b) have access to similar documentation and information as would be required in a Registration Statement under the Securities Act.

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 17, 2016, the Company issued a press release announcing the entry into and transactions contemplated by the Amended NPA and related matters as described above in Item 1.01, and certain updates related to the Company’s pending business combination with GOM Holdings, LLC.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1*
Amended and Restated Note Purchase Agreement dated as of May 12, 2016, by and among PEDEVCO Corp., Senior Health Insurance Company of Pennsylvania, BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, Heartland Bank, RJ Credit LLC, BHLN-Pedco Corp., BBLN-Pedco Corp., and BAM Administrative Services LLC

10.2*	Form of Tranche A Note
10.3*	Form of Tranche B Note
10.4*	Share Pledge Agreement dated as of May 12, 2016, by and between PEDEVCO Corp. and Golden Globe Energy (US), LLC
10.5*	Form of Warrant for Purchase of Common Stock (Investor Warrants)
10.6*	Form of Amended and Restated Warrant for Purchase of Common Stock (Investor Warrants)
10.7*
First Amendment to Security Agreement dated May 12, 2016, by Pacific Energy Development Corp., White Hawk Petroleum, LLC, Pacific Energy & Rare Earth Limited, Blackhawk Energy Limited, Pacific Energy Development MSL, LLC, and Red Hawk Petroleum, LLC, in favor of BAM Administrative Services LLC, as secured party

10.8*	First Amendment to Patent Security Agreement dated May 12, 2016, by the Company in favor of BAM Administrative Services LLC, as secured party
10.9*	Form of First Amendment to Deed of Trust, Security Agreement, Assignment of Production, Financing Statement and Fixture Filing
10.10*
First Amendment to Guaranty dated May 12, 2016, by Pacific Energy Development Corp., White Hawk Petroleum, LLC, Pacific Energy & Rare Earth Limited, Blackhawk Energy Limited, Pacific Energy Development MSL, LLC, and Red Hawk Petroleum, LLC, in favor of BAM Administrative Services LLC, as agent

10.11*	Amendment No. 2 to Note and Security Agreement dated as of May 12, 2016, by and between PEDEVCO Corp. and RJ Credit LLC
10.12*	Call Option Agreement dated as of May 12, 2016, by and between PEDEVCO Corp. and Golden Globe Energy (US), LLC
99.1**	Press Release, dated May 17, 2016

* Filed herewith.
**Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer

Date:  May 17, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1*
Amended and Restated Note Purchase Agreement dated as of May 12, 2016, by and among PEDEVCO Corp., Senior Health Insurance Company of Pennsylvania, BRe BCLIC Sub, BRe WINIC 2013 LTC Primary, BRe WNIC 2013 LTC Sub, Heartland Bank, RJ Credit LLC, BHLN-Pedco Corp., BBLN-Pedco Corp., and BAM Administrative Services LLC

10.2*	Form of Tranche A Note
10.3*	Form of Tranche B Note
10.4*	Share Pledge Agreement dated as of May 12, 2016, by and between PEDEVCO Corp. and Golden Globe Energy (US), LLC
10.5*	Form of Warrant for Purchase of Common Stock (Investor Warrants)
10.6*	Form of Amended and Restated Warrant for Purchase of Common Stock (Investor Warrants)
10.7*
First Amendment to Security Agreement dated May 12, 2016, by Pacific Energy Development Corp., White Hawk Petroleum, LLC, Pacific Energy & Rare Earth Limited, Blackhawk Energy Limited, Pacific Energy Development MSL, LLC, and Red Hawk Petroleum, LLC, in favor of BAM Administrative Services LLC, as secured party

10.8*	First Amendment to Patent Security Agreement dated May 12, 2016, by the Company in favor of BAM Administrative Services LLC, as secured party
10.9*	Form of First Amendment to Deed of Trust, Security Agreement, Assignment of Production, Financing Statement and Fixture Filing
10.10*
First Amendment to Guaranty dated May 12, 2016, by Pacific Energy Development Corp., White Hawk Petroleum, LLC, Pacific Energy & Rare Earth Limited, Blackhawk Energy Limited, Pacific Energy Development MSL, LLC, and Red Hawk Petroleum, LLC, in favor of BAM Administrative Services LLC, as agent

10.11*	Amendment No. 2 to Note and Security Agreement dated as of May 12, 2016, by and between PEDEVCO Corp. and RJ Credit LLC
10.12*	Call Option Agreement dated as of May 12, 2016, by and between PEDEVCO Corp. and Golden Globe Energy (US), LLC
99.1**	Press Release, dated May 17, 2016

* Filed herewith.
**Furnished herewith